Other Assets	12 Months Ended
Dec. 31, 2020
Other Assets [Abstract]
Other Assets

Note 7 - Other Assets

As of December 31, 2020, the balance of Other Assets was primarily comprised of advance payment for purchasing eight copyrighted trading software in the amount of $5,950,000.

In December 2020, the Group entered into an asset acquisition agreement (the “Asset Acquisition Agreement”) with Hangzhou Lanlian Technology Co., Ltd (“Lanlian”), in a single transaction, to acquire eight separate copyrighted trading software programs at closing. The acquisition is expected close on or before June 30, 2021, with the Group acquiring eight copyrighted trading software programs (“Assets Portfolio”) with titles transferred. The aggregate purchase price for the Assets Portfolio was approximately $8.0 million, inclusive of capital expenditure commitments and transaction costs. In addition, as a result of Deed of Assignments entered into subsequently as discussed in Note 6, the aggregate purchase price was fully settled.